Exhibit 10.2

                        CENTURYTEL OF THE NORTHWEST, INC.
                    (formerly known as PACIFIC TELECOM, INC.)

                                as the Issuer and


                       CENTURY TELEPHONE ENTERPRISES, INC.

                                as Guarantor and


                       THE FIRST NATIONAL BANK OF CHICAGO

                                   as Trustee


                          FIRST SUPPLEMENTAL INDENTURE


                          Dated as of November 2, 1998


                                       to


                                    INDENTURE


                                     between

                        CENTURYTEL OF THE NORTHWEST, INC.
                    (formerly known as PACIFIC TELECOM, INC.)

                                  as the Issuer

                                       and


                       THE FIRST NATIONAL BANK OF CHICAGO

                                   as Trustee


                         Dated as of September 20, 1991

                          FIRST SUPPLEMENTAL INDENTURE
                          ----------------------------

      This FIRST SUPPLEMENTAL INDENTURE, dated as of November 2, 1998 (this "First Supplemental Indenture"), is among CENTURYTEL OF THE NORTHWEST, INC. (formerly known as Pacific Telecom, Inc.), a Washington corporation, as the Issuer (the "Company"), CENTURY TELEPHONE ENTERPRISES, INC., a Louisiana corporation, as the Guarantor ("Century"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, as Trustee (the "Trustee").

                                R E C I T A L S:
                                ---------------

      WHEREAS, the Company and Trustee executed and delivered an Indenture, dated as of September 20, 1991 (the "Original Indenture"), pursuant to which unsecured Securities (as defined in the Original Indenture) of the Company were issued;

      WHEREAS, Section 901(6) of the Original Indenture provides that the Company and the Trustee may enter into an indenture supplemental to the Original Indenture without the consent of the Holders (as defined in the Original Indenture) to provide security for the Securities;

      WHEREAS, on December 1, 1997, Century acquired all of the common stock of the Company;

      WHEREAS, as the parent of the Company, Century is willing to guaranty the repayment of the Securities on the terms hereinafter set forth;

      WHEREAS, the Company and Century desire to amend the Original Indenture pursuant to this First Supplemental Indenture to provide for such guaranty;

      WHEREAS, the Company further desires to amend the Original Indenture pursuant to this First Supplemental Indenture to reflect the change in the Company's name from "Pacific Telecom, Inc." to "CenturyTel of the Northwest, Inc." and to reflect the Company's new address for purposes of notices provided under the Original Indenture;

      WHEREAS, the execution and delivery of this First Supplemental Indenture have been duly authorized and approved by resolutions of the Board of Directors of the Company and the Board of Directors of Century; and

      WHEREAS, the Company and Century desire and have requested the Trustee to join in the execution and delivery of this First Supplemental Indenture for the purpose of amending the Original Indenture.

      NOW, THEREFORE, for the equal and ratable benefit of all Holders of the Securities, the Original Indenture is hereby amended as follows:

                                    ARTICLE 1
                        AMENDMENTS TO ORIGINAL INDENTURE
                        --------------------------------

      Section 1.1 Addition of Century as a Party. Century is hereby made a party
                  ------------------------------
to the Original Indenture, as amended by this First Supplemental Indenture, to the extent hereinafter provided.

      Section 1.2 Change of the Company's Name and Address.  The first paragraph
                  ----------------------------------------
of the Original Indenture is hereby amended in its entirety to state:

            This  INDENTURE,   dated  as  of  September  20,  1991,  is  between
            CenturyTel of the Northwest, Inc. (formerly known as Pacific TeleCom, Inc.), a corporation duly organized and existing under the laws of the State of Washington (herein called the "Company"), having its principal office at 100 Century Park Drive, Monroe, Louisiana 71230, and The First National Bank of Chicago, a national banking association, as Trustee hereunder (herein called the "Trustee").

      Section 1.3 Definitions.  Section 101 of the Original  Indenture is hereby
                  -----------
amended by adding the following definitions in their appropriate alphabetical positions:

                  "Century" means Century  Telephone  Enterprises,
            Inc., a Louisiana corporation.

                  "Guaranty"  means the  guarantee  by Century of the payment of principal and interest on the Securities pursuant to Section 312 hereof.

                  "Trustee    Compensation"    has   the   meaning
            specified in Section  312.

      Section 1.4 Notices, Etc., to Trustee, the Company and Century.  Article
                  --------------------------------------------------
One of the Original Indenture is hereby amended by adding a new subparagraph (3) to Section 105 to provide:

                  (3) Century by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, by first class mail, to Century at the following address:

                       Century Telephone Enterprises, Inc.
                        100 Century Park Drive
                        Monroe, Louisiana  71203
                       Attention: Chief Financial Officer

                        (with a separate copy mailed, by first class
                         mail, to the Treasurer)

            or at any other address previously furnished in writing to the Trustee by Century. Century shall be provided with a contemporaneous copy of all notices delivered to the Company.

      Section 1.5 Guaranty.  Article  Three of the Original  Indenture is hereby
                  --------
amended by adding the following new section in its appropriate numerical position:

            Section 312.      Guaranty.
                              --------

                  Century hereby  unconditionally and irrevocably  guarantees to each Holder the due and punctual payment of the principal of and the interest (including any additional interest, redemption premiums or other amounts payable in accordance with the terms of the Securities) on the Securities held by such Holder, when and as the same shall become due and payable, whether at maturity or by declaration of acceleration, call for redemption or otherwise, according to the terms of such Securities and of this Indenture. Century hereby unconditionally and irrevocably further guarantees to the Trustee the due and punctual payment of any sums due to the Trustee under Section 607 of this Indenture, when and as the same shall become due and payable, in accordance with the terms of this Indenture (the "Trustee Compensation"). In case of the failure of the Company punctually to make any such payment of principal, interest (including any additional interest, redemption premiums or other amounts payable in accordance with the terms of the Securities) or Trustee Compensation, Century hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at maturity or by declaration of acceleration, call for redemption or otherwise, and as if such payment were made by the Company. Century hereby agrees that its obligations under this Section 312 shall be as if it were principal debtor and not merely surety, and shall be absolute, irrevocable and unconditional, irrespective of the delay of any action to enforce the same or the recovery of any judgment against the Company. Except as provided in Section 502 of this Indenture, Century hereby waives diligence, presentment, demand for payment, filing of claims with the court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any of the Securities or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in such Securities, this Guaranty and this Indenture.

                  Century  shall be  subrogated  to all rights of the Holders of any Securities against the Company in respect of any amounts paid to such Holders by Century pursuant to the provisions of this Guaranty; provided, however, that Century shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, premium, if any, and interest on all of the Securities shall have been paid in full.

      Section  1.6  Enforcement of Guaranty.  Article  Five  of  the  Original
                    -----------------------
Indenture is hereby amended by adding the following paragraph after the first paragraph of Section 502:

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than twenty-five percent in aggregate principal amount of the Outstanding Securities of that series may also declare all amounts due by Century to the Holders under the Guaranty pursuant to Section 312 hereof to be due and payable immediately, by a notice in writing to Century and the Company (and to the Trustee if given by the Holders), and upon such declaration the same shall become immediately due and payable.

      Section 1.7  Acceleration of Maturity; Rescission and Annulment.  Article
                   --------------------------------------------------
Five of the Original Indenture is hereby amended by inserting in Section 502 of the Original Indenture, in line seven (7) of the paragraph beginning with the words "At any time after such", after the word "Company", the word and punctuation ", Century".

      Section  1.8  Collection of Indebtedness and Suits for Enforcement by
                    -------------------------------------------------------
Trustee.  Article Five of the Original  Indenture is hereby  amended by deleting
-------
from Section 503 of the Original Indenture (i) the paragraph beginning with the words "If the Company fails" and (ii) the paragraph beginning with the words "If an Event of Default with respect", and inserting the following in lieu thereof:

                  If the Company fails to pay such amounts  forthwith  upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid against the Company, Century or both, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company upon such Securities and Century upon the Guaranty and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company upon such Securities and/or the property of Century upon such Guaranty, wherever situated.

                  If an Event of  Default  with  respect  to  Securities  of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy, including, without limitation, the enforcement of the Guaranty against Century.

      Section 1.9 Trustee May Enforce Claims Without Possession of Securities.
                  -----------------------------------------------------------
Article Five of the Original Indenture is hereby amended by inserting in line one (1) of Section 505 of the Original Indenture, after the word "Indenture", the words and punctuation ", the Guaranty".

      Section 1.10 Limitations on Suits.  Article Five of the Original Indenture
                   --------------------
is hereby amended by inserting, in the third line of Section 507 of the Original Indenture, after the word "Indenture", the words "or the Guaranty".

      Section 1.11 Reports  by  Century.  Article  Seven of the  Original
                   --------------------
Indenture is hereby amended by adding the following new section in its appropriate numerical position:

            Section 705 Reports by Century.
                        ------------------

                  Century shall:

                  (1) file with the Trustee,  within  fifteen days after Century is required to file the same with the Commission, copies of the annual reports and the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which Century may be required to file with the Commission pursuant to
            Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended; or, if Century is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the  Commission,  in  accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by Century with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

                  (3) transmit, within thirty days after the filing thereof with the Trustee, to the Holders, in the manner and to the extent provided in Section 703(c) with respect to reports pursuant to Section 703(a), such summaries of any information, documents and reports required to be filed by Century pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission; and

                  (4) furnish to the Trustee  annually a brief  certificate from the principal executive officer, principal financial officer or principal accounting officer, as to his or her knowledge, of Century's compliance with all conditions and covenants under this Indenture which are applicable to Century. For the purposes of this paragraph, such compliance will be determined without regard to any period of grace or requirement of notice provided under the Indenture.


                                    ARTICLE 2
                                  MISCELLANEOUS
                                  -------------

      Section 2.1  Definitions. Capitalized terms used herein without definition
                   -----------
shall have the respective meanings ascribed to them in the Original Indenture.

      Section 2.2  Confirmation of Indenture.  Except as specifically amended
                   -------------------------
and supplemented by this First Supplemental Indenture, the Original Indenture shall remain in full force and effect and is hereby ratified and confirmed.

      Section 2.3  Concerning  the  Trustee.  The  Trustee  assumes  no duties,
                   ------------------------
responsibilities or liabilities by reason of this First Supplemental Indenture other than as set forth in the Original Indenture.

      Section 2.4  Governing Law. This First Supplemental Indenture, including,
                   -------------
without limitation, the Guaranty, shall be governed by the laws of the State of New York.

      Section 2.5  Separability.  In the event any one or more of the provisions
                   ------------
contained in this First Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture, which shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      Section 2.6  Counterparts.  This  First  Supplemental  Indenture  may  be
                   ------------
executed in multiple counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be executed and delivered effective as of the date first above written.

                                   CENTURYTEL OF THE NORTHWEST, INC.
                                   (formerly known as Pacific Telecom, Inc.)


                                   BY:     /s/ David G. Thiels
                                         --------------------------
                                   NAME:   David G. Thiels
                                   TITLE:  Vice-President, Treasurer
                                           and Secretary


                                   CENTURY TELEPHONE ENTERPRISES, INC.


                                   BY:    /s/ R. Stewart Ewing, Jr.
                                         --------------------------
                                   NAME:   R. Stewart Ewing, Jr.
                                   TITLE:  Senior Vice-President and
                                           Chief Financial Officer


                                   THE FIRST NATIONAL BANK OF CHICAGO


                                   BY:    /s/ R. Tarnas
                                         --------------------------
                                   NAME:   R. Tarnas
                                   TITLE:  President